                                FORM 8-KA/NO. 1


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  NOVEMBER 30, 1994


                           PROPERTY TRUST OF AMERICA
            (Exact name of registrant as specified in its charter)

          MARYLAND                     1-10272               74-6056896
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
      of incorporation)                                  Identification No.)

7777 MARKET CENTER AVENUE, EL PASO, TEXAS                  79912
 (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code:  (915) 877-3900

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS


ACQUISITIONS:
- -------------

     The following acquisitions of multifamily properties were made by Property Trust of America (PTR) from unrelated parties since the filing of Form 8-K dated April 29, 1994. PTR acquired these properties because PTR and its REIT manager, Security Capital (Southwest) Incorporated believe that multifamily property investments in the southwestern United States present excellent long term opportunities for consistent rental increases, high occupancies and value appreciation.

     PTR acquired Tierrasanta Ridge apartments on June 14, 1994 from a limited partnership. Tierrasanta is a 340 unit, middle income complex located in San Diego, California. PTR acquired this property for approximately $19.1 million. At date of purchase, the property's occupancy rate was 85%.

     PTR acquired Cimarron Trails apartments on June 28, 1994 from a limited partnership. Cimarron Trails is a 228 unit, middle income complex located 17 miles south of downtown Oklahoma City in Norman, Oklahoma. PTR acquired this property for approximately $6.6 million. At date of purchase, the property's occupancy rate was 97%.

     PTR acquired Apple Creek apartments on June 30, 1994 from a corporation. Apple Creek is a 384 unit middle income complex located in Omaha, Nebraska. PTR acquired this property for approximately $12.9 million including the assumption of tax-exempt bonds aggregating $11.1 million. At date of purchase, the property's occupancy rate was 94%.

     PTR acquired Plaza Del Oro apartments on June 30, 1994 from a limited partnership. Plaza Del Oro is a 348 unit middle income complex located in Houston, Texas. PTR acquired this property for approximately $11.4 million. At date of purchase, the property's occupancy rate was 91%.

     PTR acquired Brompton Court apartments on July 28, 1994 from a limited partnership. Brompton Court is a 794 unit middle income complex located in the Texas Medical Center area of Houston, Texas. PTR acquired this property for approximately $27.4 million including the assumption of an approximately $14.8 million mortgage. At date of purchase, the property's occupancy rate was 92%.

     PTR acquired Dymaxion apartments on November 22, 1994 from a limited partnership. Dymaxion is a 190 unit middle income complex located on Potranco Road in west San Antonio, Texas. PTR acquired this property for approximately $5 million. At date of purchase, the property's occupancy rate was 97%.

     PTR acquired Timber Ridge apartments on December 1, 1994 from an individual. Timber Ridge is a 160 unit middle income complex located in a suburb northwest of Dallas, Texas. PTR acquired this property for approximately $6.6 million. At date of purchase, the property's occupancy rate was 99%.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

         (a)     Financial Statements:

                 Statement of Revenues and Certain Expenses for Brompton Court Apartments with Independent Auditors' Report thereon.

                 Combined Statements of Revenues and Certain Expenses for Certain Multifamily Properties with Independent Auditors' Report thereon.

         (b)     Pro Forma Financial Information:

                   Pro Forma Balance Sheet as of September 1994 (unaudited)

                   Pro Forma Statement of Earnings for the year ended December
                     31, 1993 (unaudited)

                   Pro Forma Statement of Earnings for the nine months ended
                     September 30, 1994 (unaudited)

                   Estimated Twelve-month Pro Forma Statement of Taxable
                     Operating Income and Funds Available (unaudited)

         (c)     Exhibit:

                 Exhibit 23.1 - Independent Auditors' Consent


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Property Trust of America


Date: February 1, 1995              By:   /s/ William Kell
     --------------------------        ---------------------
                                           William Kell
                                          Vice-President

                         INDEPENDENT AUDITORS' REPORT
                         ----------------------------



Board of Trustees and Shareholders
Property Trust of America:

We have audited the accompanying statement of revenues and certain expenses of Brompton Court Apartments for the nine months ended May 31, 1994. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Brompton Court Apartments was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 of Property Trust of America and excludes material amounts, described in note 2 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the amount of revenues and certain expenses of Brompton Court Apartments for the nine months ended May 31, 1994, in conformity with generally accepted accounting principles.



                                    KPMG PEAT MARWICK LLP



El Paso, Texas
June 15, 1994

                           BROMPTON COURT APARTMENTS

             Statements of Revenues and Certain Expenses (note 2)

                    For the Nine Months ended May 31, 1994

Rental income                                                  $3,743,493
Other real estate income                                          129,039
                                                               ----------

                                                                3,872,532
                                                               ----------

Certain expenses:
  Interest expense on debt assumed                                938,399
  Salaries and benefits                                           670,195
  Utilities                                                       269,357
  Repairs and maintenance                                         223,024
  Management fees                                                 135,901
  Real estate taxes                                               435,025
  Advertising and leasing commissions                              85,626
  Insurance                                                        94,705
  Other                                                            63,123
                                                               ----------

                                                                2,915,355
                                                               ----------

    Revenues in excess of certain
      expenses (note 2)                                        $  957,177
                                                               ==========

See accompanying notes to statements of revenues and certain expenses.

                          BROMPTON COURT APARTMENTS

             Notes to Statements of Revenues and Certain Expenses

                    For the Nine Months ended May 31, 1994

(1) OPERATING PROPERTY

    Brompton Court Apartments (the Apartments) is a multifamily property located in Houston, Texas. The Apartments were acquired by Property Trust of America on July 28, 1994 for approximately $27,400,000.

(2) BASIS OF PRESENTATION

    The statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

    Rental income attributable to residential leases is recorded when due from residents. Leases are for periods up to one year with rental payments due monthly.

    The statements of revenues and certain expenses of the Apartments exclude certain amounts which would not be comparable to the proposed future operations of the Apartments:

      (a) depreciation of the building and improvements;

      (b) interest income;

      (c) income taxes; and

      (d) other income and expense items unique to the prior owners.

(3) DEBT ASSUMPTION

    The following is information related to the mortgage loan assumed in connection with the property acquisition:


                                                                   May 31,                  Interest expense
                                                                    1994                      for the Nine
                       Mortgage                Original Debt      Principal                   Months Ended
                      Origination   Maturity       Amount          Balance       Interest     May 31, 1994
    Lender               Date         Date     (in thousands)   (in thousands)     Rate      (in thousands)
    ------            -----------   --------   --------------   -------------    --------   ----------------
    Collateral
      Mortgage, LTD     8/31/93      9/1/00       $15,000          $14,863        8.375%          $938


    The note is secured by the property and is subject to a scheduled balloon payment of $13,340,000 in September 2000. The note is subject to a prepayment penalty as defined in the loan agreement.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



Board of Trustees and Shareholders
Property Trust of America:

We have audited the accompanying combined statement of revenues and certain expenses for certain multifamily properties as described in notes 1 and 2 for the year ended December 31, 1993. This combined financial statement is the responsibility of management. Our responsibility is to express an opinion on this combined statement of revenues and certain expenses for certain multifamily properties based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses for certain multifamily properties is free of material misstatement. An audit included examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain expenses for certain multifamily properties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses for certain multifamily properties. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses for certain multifamily properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 of Property Trust of America and excludes material amounts, described in note 2 to the combined statement of revenues and certain expenses for certain multifamily properties, that would not be comparable to those resulting from the proposed future operations of the properties.

In our opinion, the combined statement of revenues and certain expenses for certain multifamily properties referred to above presents fairly, in all material respects, the amount of combined revenues and certain expenses of the properties for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



                                       KPMG PEAT MARWICK LLP



El Paso, Texas
September 8, 1994

                           PROPERTY TRUST OF AMERICA

  Combined Statement of Revenues and Certain Expenses for Certain Multifamily
                                   Properties

                  Year ended December 31, 1993 and Period from
  January 1, 1994 to the earlier of September 30, 1994 or Date of Acquisition

                                 (in thousands)



                                                  1994
                                       1993    (Unaudited)
                                     --------  -----------

Rental income                         $15,132       4,712
Other real estate income                  523         152
                                      -------       -----
                                       15,655       4,864
                                      -------       -----

Certain expenses:
 Salaries and benefits                  1,317         387
 Utilities                              1,093         333
 Repairs and maintenance                1,370         430
 Management fees                          699         233
 Real estate taxes                      1,286         473
 Advertising and promotion                311          71
 Insurance                                303          91
 Interest expense on debt assumed       1,262         396
 Other                                    261         107
                                      -------       -----

                                        7,902       2,521
                                      -------       -----

   Revenues in excess of certain
     expenses                         $ 7,753       2,343
                                      =======       =====




See accompanying notes to combined statement of revenues and certain expenses for certain multifamily properties.

                           PROPERTY TRUST OF AMERICA

             Notes to Combined Statement of Revenues and Certain
                  Expenses for Certain Multifamily Properties

         Year ended December 31, 1993 and Period from January 1, 1994 to the earlier of September 30, 1994 or Date of Acquisition


(1)  OPERATING PROPERTIES

The combined statement reflects the revenues and certain expenses of certain multifamily properties which Property Trust of America (PTR) has acquired during 1994. Following is a summary of the acquisitions:

                                                                                                  Period from January 1, 1994 to the
                                                                                                   earlier of September 30, 1994 or
                                                                   Year ended December 31, 1993     Date of Acquisition (unaudited)
                                                                          (in thousands)                   (in thousands)
                                                                  ------------------------------  ----------------------------------
                                      Actual or                                        Revenues                           Revenues
                                      Estimated      Purchase                         in Excess                           in Excess
                                     Acquisition      Price                 Certain   of Certain             Certain     of Certain
Multifamily Property  Location           Date     (in thousands)  Revenues  Expenses   Expenses   Revenues   Expenses     Expenses
- --------------------  -------------  -----------  --------------  --------  --------  ----------  --------   --------    -----------
Sandpebble/Sundance   Phoenix,
                         Arizona       1/24/94        $23,400       3,375     1,390      1,985       222         92          130
Scripps Landing       San Diego,
                         California    1/26/94          9,100       1,363       664        699       110         55           55
Entrada Pointe        Albuquerque,
                         New Mexico    1/31/94          6,700       1,099       463        636        99         53           46
Chasewood Crossing    Houston,
                         Texas         5/11/94         13,300       1,990     1,762        228       708        581          127
Plaza del Oro         Houston,
                         Texas         6/30/94         11,400       2,017       941      1,076       986        472          514
Cimarron Trails       Norman,
                         Oklahoma      6/28/94          6,600       1,085       557        528       559        244          315
Tierrasanta Ridge     San Diego,
                         California    6/14/94         19,100       2,767     1,127      1,640     1,157        525          632
Apple Creek           Omaha,
                         Nebraska      6/30/94         12,900       1,959       998        961     1,023        499          524
                                                     --------      ------     -----      -----     -----      -----        -----
                                                     $102,500      15,655     7,902      7,753     4,864      2,521        2,343
                                                     ========      ======     =====      =====     =====      =====        =====

In addition to the properties listed above, PTR has acquired certain other multifamily properties, which, due to their relative significance to PTR, are reported in separately-issued financial statements.




                                                            (Continued)

                           PROPERTY TRUST OF AMERICA

                  Notes to Combined Statement of Revenues and
        Certain Expenses for Certain Multifamily Properties, Continued



(2) BASIS OF PRESENTATION

    The combined statement of revenues and certain expenses for certain multifamily properties has been prepared on the accrual basis of accounting. In the opinion of management, the combined unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statement of revenues and certain expenses for certain multifamily properties for the interim period. The results for the interim period are not necessarily indicative of the results to be expected for the full year.

    Rental income attributable to residential leases is recorded when due from residents. Leases are for periods up to one year with rental payments due monthly.

    The combined statement of revenues and certain expenses for certain multifamily properties excludes certain amounts which would not be comparable to the proposed future operations of the properties as follows:

      (a) depreciation and write-downs of the building and improvements;

      (b) interest expense related to debt not assumed;

      (c) interest income;

      (d) income taxes; and

      (e) other income and expense items unique to the prior owners.

(3) RELATED PARTY TRANSACTIONS

    Approximately $151,000 and $32,000 (unaudited) was paid in management fees and approximately $19,000 was paid in insurance premiums to affiliates of prior owners in 1993 and 1994, respectively.

                           PROPERTY TRUST OF AMERICA

    Notes to Combined Statement of Revenues and Certain Expenses for Certain
                             Multifamily Properties

 Year ended December 31, 1993 and Period from January 1, 1994 to the earlier of
                   September 30, 1994 or Date of Acquisition



(4)  DEBT ASSUMPTION

    The following is information related to mortgage loans assumed in connection with the respective property acquisitions:

                                                                                                                     (Unaudited)
                                                                                                                      Interest
                                                                                                                    Expense for the
                                                                                                                      Period from
                                                                                                                       January 1,
                                                                                                                        1994 to
                                                                                                   Interest Expense  the earlier of
                                                                                                       for the         September
                                                                           December 31,               Year ended       30, 1994
                                     Mortgage             Original debt   1993 Principal               December       or Date of
    Multifamily                    Origination   Maturity     amount         Balance     Interest      31, 1993      Acquisition
     Property        Lender            Date        Date   (in thousands)  (in thousands)   Rate     (in thousands)  (in thousands)
    -----------      ------        -----------  --------  --------------  -------------- ---------  --------------  ---------------

    Chasewood        Nationwide        5/04/92   6/01/97      $ 9,830        9,739        9.5%         $928           $238
     Crossing         Life
                      Insurance
                      Company

    Apple Creek      Nebraska
                      Investing        9/01/85   9/01/07       11,100       11,100        Floating      334            158
                      Finance                                                             rate
                      Authority


The Chasewood Crossing note is subject to a prepayment premium calculated in accordance with the loan agreement. Effective January 1994, the interest rate on the Chasewood Crossing note was reduced to 6.75% per annum in accordance with the terms of the loan agreement.

                           PROPERTY TRUST OF AMERICA

                        PRO FORMA FINANCIAL STATEMENTS

                                  (UNAUDITED)

     The following unaudited pro forma financial statements for Property Trust of America (PTR) reflect the acquisition by PTR of the properties disclosed in
Item 5 and properties acquired during 1993 as reported in Form 8-K/A No.2 dated August 11, 1993 and Forms 8-K dated November 4 and December 17, 1993 and operating properties acquired during 1994 as reported in Form 8-K dated April 29, 1994. The pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of PTR.

     The accompanying pro forma balance sheet as of September 30, 1994 has been prepared as if the operating properties acquired subsequent to September 30, 1994 had been acquired as of the balance sheet date.

     The accompanying pro forma statements of earnings for the year ended December 31, 1993 and for the nine months ended September 30, 1994 have been prepared as if (i) the operating property acquisitions, reported in this Form 8-K/A No. 1 Item 5 and (ii) the operating property acquisitions reported in Forms 8-K mentioned above had occurred as of January 1, 1993. Line of credit and long term debt borrowings and common and preferred share issuances that occurred in 1993 and 1994 were adjusted to reflect the proforma funds that would have been required for these pro forma acquisitions. The accompanying pro forma financial statements do not give retroactive effect to development expenditures or the portion of the proceeds from borrowings and share issuances used to fund such expenditures.

     The pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. PTR is not aware of any material factors relating to the properties that would cause the reported financial information not to be necessarily indicative of future operating results.

                           PROPERTY TRUST OF AMERICA
                            PRO FORMA BALANCE SHEET
                               September 30 1994
                       (In thousands, except share data)
                                  (Unaudited)


                                                                  Pro Forma
                                                     Historical  Adjustments    Pro Forma
                                                     ----------- -----------    ----------
                          Assets
  Real estate                                        $ 1,233,021 $   11,550 (a)  $1,244,571
  Less accumulated depreciation                           39,071       -             39,071
                                                     ----------- ----------      ----------
                                                       1,193,950     11,550       1,205,500
  Mortgage notes receivable                               22,553       -             22,553
                                                     ----------- ----------      ----------
      Total investments                                1,216,503     11,550       1,228,053
  Cash and cash equivalents                               12,475     (9,475)(b)       3,000
  Accounts receivable                                      2,209       -              2,209
  Other assets                                            13,350       -             13,350
                                                     ----------- ----------      ----------
      Total assets                                   $ 1,244,537 $    2,075      $1,246,612
                                                     =========== ==========      ==========


           Liabilities and Shareholders' Equity
  Liabilities:
    Line of credit                                   $    53,500 $    2,075 (b)  $   55,575
    Long term debt                                       200,000       -            200,000
    Mortgages payable                                     96,200       -             96,200
    Accounts payable                                      12,494       -             12,494
    Accrued expenses and other liabilities                24,719       -             24,719
                                                     ----------- ----------      ----------
      Total liabilities                                  386,913      2,075         388,988
                                                     ----------- ----------      ----------


  Shareholders' Equity:
    Series A Preferred shares (9,200,000
      convertible shares authorized and issued;
      stated liquidation preference of
      $25 per share)                                     230,000       -            230,000
    Common shares (50,561,666 shares issued)              50,562       -             50,562
    Additional paid-in capital                           621,787       -            621,787
    Deficit (excess) of distributions to
      net earnings                                       (42,796)      -            (42,796)
    Treasury shares (164,478 shares)                      (1,929)      -             (1,929)
                                                     ----------- ----------      ----------

    Total shareholders' equity                           857,624       -            857,624
                                                     ----------- ----------      ----------

    Total liabilities and shareholders' equity       $ 1,244,537 $    2,075      $1,246,612
                                                     =========== ==========      ==========

           See accompanying notes to pro forma financial statements.

                           PROPERTY TRUST OF AMERICA
                        PRO FORMA STATEMENT OF EARNINGS
                     (In thousands, except per share data)
                                  (Unaudited)

                                                                                       Year ended December 31, 1993
                                                            ------------------------------------------------------------------------
                                                                             Historical
                                                            ---------------------------------------
                                                                                 Acquisitions
                                                                        ---------------------------
                                                                          Prior            Current        Pro Forma           PTR
                                                             PTR        Reports (c)      Report (d)      Adjustments      Pro Forma
                                                           -------      -----------      ----------      -----------      ----------
Revenues:
      Rental income                                        $76,186        $76,014          $15,013         $    -          $167,213
      Interest income                                        2,232          -                -                 (261)(e)       1,971
                                                           -------      -----------      ----------      -----------      ----------
                                                            78,418         76,014           15,013             (261)        169,184
                                                           -------      -----------      ----------      -----------      ----------
Expenses:
    Rental expenses                                         30,484         36,862            6,962              107 (f)      74,415
    Depreciation                                            10,509          -                -               11,371 (g)      21,880
    Interest expense                                         3,923          4,134            1,588           13,215 (h)      22,860
    General and administrative and REIT management fee       7,733          -                -                3,921 (i)      11,654
    Provision for possible loss on investments               2,270          -                -                -               2,270
    Other                                                      308          -                -                -                 308
                                                           -------      -----------      ----------      -----------      ----------
                                                            55,227         40,996            8,550           28,614         133,387
                                                           -------      -----------      ----------      -----------      ----------
Earnings from operations                                    23,191         35,018            6,463          (28,875)         35,797
Gains on sale of investments, net                            2,302          -                -                -              2,302
                                                           -------      -----------      ----------      -----------      ----------
Net earnings                                                25,493         35,018            6,463          (28,875)        38,099
Less Series A Preferred share dividends                      1,341          -                -                9,182 (h)     10,523
                                                           -------      -----------      ----------      -----------      ----------
Net earnings attributable to common shareholders           $24,152        $35,018          $ 6,463         $(38,057)      $ 27,576
                                                           =======      ===========      ==========      ===========      ==========
Weighted average common shares outstanding                  36,549                                            9,151 (h)     45,700
                                                           =======                                       ===========      ==========
Net earnings per share attributable to common
  shareholders (k)                                         $  0.66                                                        $   0.60
                                                           =======                                                        ==========

           See accompanying notes to pro forma financial statements.

                           PROPERTY TRUST OF AMERICA
                        PRO FORMA STATEMENT OF EARNINGS
                     (In thousands, except per share data)
                                  (Unaudited)


                                                            Nine months ended September 30, 1994
                                               -----------------------------------------------------------
                                                           Historical
                                               ----------------------------------
                                                               Acquisitions
                                                          -----------------------
                                                           Prior        Current      Pro Forma        PTR
                                                  PTR     Reports(j)   Report(d)    Adjustments    Pro Forma
                                               --------   ----------   ----------   -----------    ---------
  Revenues:
      Rental income                            $131,103     $5,341       $8,266       $    -        $144,710
      Interest income                             2,093      -            -              (195)(e)      1,898
                                               --------     ------       ------       -------      ---------
                                                133,196      5,341        8,266          (195)       146,608
                                               --------     ------       ------       -------      ---------
  Expenses:
    Rental expenses                              56,662      2,067        3,907           (39)(f)     62,597
    Depreciation                                 17,411      -            -             1,762 (g)     19,173
    Interest expense                             14,021        577          876           673 (h)     16,147
    General and administrative
      and REIT management fee                     9,965      -            -               737 (i)     10,703
    Provision for possible loss
      on investments                              1,600      -            -                -           1,600
    Other                                           533      -            -                -             533
                                               --------     ------       ------       -------      ---------
                                                100,192      2,644        4,783         3,133        110,753
                                               --------     ------       ------       -------      ---------
  Earnings from operations                       33,004      2,697        3,483        (3,328)        35,855
  Gains on sale of investments, net                 -        -            -                -           -
                                               --------     ------       ------       -------      ---------
  Net earnings                                   33,004      2,697        3,483        (3,328)        35,855
  Less Series A Preferred share dividends        12,075      -            -                -          12,075
                                               --------     ------       ------       -------      ---------
  Net earnings attributable to
    common shareholders                        $ 20,929     $2,697       $3,483       $(3,328)      $ 23,780
                                               ========     ======       ======       =======      =========
  Weighted average common shares outstanding     45,490                                 3,339 (h)     48,829
                                               ========                               =======      =========
  Net earnings per share attributable
    to common shareholders (k)                 $   0.46                                            $    0.49
                                               ========                                            =========

  See accompanying notes to pro forma financial statements.

                           Property Trust of America
                    Notes to Pro Forma Financial Statements
                              September 30, 1994
                                  (unaudited)

(a) Represents PTR's acquisition of multifamily properties as follows:

                             Acquisition            Amount
      Property                   Date           (in thousands)
    ------------             -----------        --------------
    Dymaxion                   11/22/94            $ 5,000
    Timber Ridge               12/1/94               6,550
                                                   -------
         Total                                     $11,550
                                                   =======

(b) Reflects the application of cash on hand of $9,475,000 and line of credit borrowings of $2,075,000 utilized to fund the pro forma acquisitions.

(c) Reflects historical revenues and certain expenses, including mortgage interest, if applicable, of properties acquired by PTR during 1993 and 1994 for the period from January 1, 1993 to the earlier of the respective dates of acquisition or December 31, 1993 as previously reported by PTR on Form 8-K dated April 29, 1994. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.

(d) Reflects historical revenues and certain expenses, including mortgage interest if applicable, on properties acquired in 1994 as described in this Form 8-K/A No. 1 Item 5, for the year ended December 31, 1993 or for the period from January 1, 1994 to the earlier of the respective dates of acquisition or September 30, 1994. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.

(e) Reflects the elimination of interest income applicable to cash and cash equivalents of $9,475,000 which was assumed to have been utilized for pro forma property acquisitions. The assumed bank pro forma average interest rate was 2.75%.

(f) Reflects the difference between historical property management fee expense and PTR's management fee expense and estimated real estate property taxes and other costs on land held for future development as follows:

                                            Twelve       Nine
                                            Months       Months
                                            Ended        Ended
                                            12/31/93     9/30/94
                                            ---------    --------
    Decrease in property
      management fee expense                $  (2,000)   $(39,000)
    Estimated real estate
      property taxes and other
      costs on land held                      109,000         -
                                            ---------    --------
      Net pro forma adjustment              $ 107,000    $(39,000)
                                            =========    ========

                           Property Trust of America
                    Notes to Pro Forma Financial Statements
                              September 30, 1994
                                  (unaudited)

(g) Reflects proforma depreciation expense of acquired properties based on the depreciable basis of PTR's purchase cost assuming asset lives ranging from 10 to 40 years as if the properties had been acquired on January 1, 1993. The amounts by property are as follows (amounts in thousands):

                             Acquisition
                         -------------------
       Property            Date      Price       12/31/93    9/30/94
- ----------------------   -------   ---------    ---------   --------
Previously Reported Acquisitions:
Camino Real               2/3/93   $  5,500       $     9     $    -
Sundown                  2/25/93      8,100            37          -
Double Tree              3/18/93      5,600            33          -
The Ridge                4/23/93      8,300            66          -
Windsail                 4/27/93      9,300            63          -
Vista del sol             5/7/93      5,500            39          -
Parkside                 5/13/93     11,300           104          -
Reflections              5/19/93      7,900            60          -
The Cedars               5/21/93     15,600           157          -
Cielo Vista              6/30/93      5,400            55          -
Indian Trails             7/2/93      3,600            36          -
Castle Hills              7/2/93      5,000            50          -
Shadowood                7/29/93      6,000            70          -
Wellington               8/11/93      9,300           130          -
Fox Creek                9/10/93      5,800            82          -
Pheasant Run             9/15/93      8,000           114          -
Pelican Bay              9/28/93     13,900           209          -
Cannon Place            10/27/93      6,000           100          -
Portfolio I             10/29/93     38,100           635          -
Warrington               11/4/93      5,700            95          -
Southern Slope          11/12/93      5,200            91          -
Corrales Pointe         11/30/93      6,300           115          -
Haystack                 12/1/93      6,500           119          -
Portfolio III           12/15/93    115,300         2,210          -
Portfolio II            12/16/93    106,300         2,014        158
Rock Creek              12/17/93      8,800           169          -
The Ridge - Phoenix     12/27/93     12,400           247          -
Sundance                 1/24/94     23,400           466         39
Scripps Landing          1/26/94      9,100           177         15
Entrada Pointe           1/31/94      6,700           136         11
Rio Cancion              4/14/94     19,200           384        111
North Mountain Village   4/14/94     18,400           364        105
Foxfire                   5/2/94      6,600           131         45
Peaks at Papago Park      5/2/94     27,700           553        188
Chasewood                5/11/94     13,300           280        101

Acquisitions reported in this Form 8-K:
Tierrasanta              6/14/94   $ 19,100           380        190
Cimarron Trails          6/28/94      6,600           132         66
Apple Creek              6/30/94     12,900           259        129
Plaza del Oro            6/30/94     11,400           228        114
Brompton Court           7/28/94     27,400           541        315
Dymaxion                11/22/94      5,000           100         76
Timber Ridge             12/1/94      6,600           131         99
                                                  -------     ------
              Total                               $11,371     $1,762
                                                  =======     ======

                           PROPERTY TRUST OF AMERICA
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1994
                                  (unaudited)

(h) Represents the utilization of line of credit and long term borrowings and common and preferred share issuances that would have been required if the property acquisitions had occurred at January 1, 1993.


     The proforma financial statements do not give effect to development expenditures as such investments have no prior operating history. Total real estate investment activity during the reported periods was as follows (amounts in thousands):


                                       Twelve    Nine
                                       Months    Months  Subsequent
                                       Ended     Ended       To
                                      12/31/93  9/30/94    9/30/94  Total
                                      --------  -------  ---------- -----
      Acquisition of operating
        multifamily properties as
        previously reported by
        PTR in Forms 8-K during
        1993 and 1994, net of
        mortgages                     $389,346  $ 175,039 $11,550 $575,935
      Development and other
        real estate activity not
        proformed                      147,276   144,229        -  291,505
                                      --------  --------  -------  -------
      Total real estate investment
        activity, as reported in
        Form 10-K or Form 10-Q         536,622    319,268  11,550  867,440
      Mortgages assumed upon
        acquisition of operating
        properties, as reported in
        Form 10-K or Form 10-Q          26,952    56,829        -   83,881
                                      --------  --------  -------  -------
      Total investment activity       $563,574  $376,097  $11,550 $951,221
                                      ========  ========  ======= ========

      The above investment activity was funded by PTR through the issuance of long term debt, line of credit borrowings, mortgage debt assumptions and preferred and common share issuances as follows (amounts in thousands):


                                      Twelve     Nine
                                      Months    Months   Subsequent
                                       Ended     Ended       To
                                     12/31/93   9/30/94   9/30/94      Total
                                     ---------  -------  ----------    -----
 Long term debt issued
   February 1994                     $    -      $200,000  $      -   $200,000
 Net proceeds from line of credit
   borrowings and other sources         13,369     14,544    11,550     39,463
 Mortgages assumed                      26,952     56,829         -     83,781
 Proceeds from preferred shares
   issued November 1993, net
   of expenses                         219,670          -         -    219,670
 Proceeds from common shares
   issued February 1993,
   September 1993 and
   August 1994, net of expenses        303,583    104,724         -    408,307
                                     ---------   --------  --------   --------
       Total funding sources         $ 563,574   $376,097  $ 11,550   $951,221
                                     =========   ========  ========   ========

                           PROPERTY TRUST OF AMERICA
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                              SEPTEMBER 30, 1994
                                  (unaudited)

 A proportionate amount of the total funding sources were proformed back to January 1, 1993 in order to reflect the funds that would have been required to fund the acquisition portion of total investment activity as if the acquisition of operating properties had occurred on January 1, 1993. The resulting increases in historical weighted average outstanding balances for each funding source and the related proforma adjustments were as follows (amounts in thousands):

                                            Increase in weighted
                                            average outstanding                           Pro Forma
                                                   balances         Historical Rates     Adjustments
                                            --------------------   ------------------  -----------------
                                            12/31/93     9/30/94   12/31/93   9/30/94  12/31/93  9/30/94
                                            --------    --------   --------   -------  --------  -------
Long term debt issued                       $136,639    $ 18,978       7.37%     7.37% $ 10,070  $ 1,049
Net proceeds from line of credit
 borrowings and other sources               $ 39,333    $ (6,916)      6.81%     7.24% $  2,679  $  (376)
Mortgages given upon acquisition            $  7,767    $   -          6.00%        -  $    466  $     -
                                                                                       --------  -------
 Total proforma interest expense
  adjustment                                                                           $ 13,215  $   673

Mortgages assumed:
 Prior report amounts                       $ 48,965    $ 13,025      8.44%      6.87%  $ 4,134  $   577
 Current report amounts                     $ 25,947    $ 18,631      6.12%      6.27%  $ 1,588  $   876

Proceeds from preferred  shares issued,
 net of expenses                            $131,178        -         7.00%      7.00%  $ 9,182  $    -
Proceeds from common shares issued
  (17,617,831 shares in 1993 and 5,752,459
  shares in 1994), net of expenses          $166,358    $60,911     $18.18     $18.24     9,151    3,339
                                                                                       shares   shares


                           Property Trust of America
                    Notes to Pro Forma Financial Statements
                              September 30, 1994
                                  (unaudited)


(i) Reflects adjustments to PTR's REIT management fee expense related to (i) the increase in cash flow resulting from acquisition of multifamily properties and (ii) adjustments discussed in (h) above (amounts in thousands):


                                             Twelve     Nine
                                             Months    Months
                                             Ended      Ended
                                            12/31/93   9/30/94
                                            --------   -------
      Historical earnings
        from operations
        from acquisitions -
        prior reports                        $ 35,018   $2,697
      Historical earnings
        from operations
        from acquisitions -
        current report                          6,463    3,483
      Pro Forma adjustments:
        Interest income                          (261)    (195)
        Rental expenses                          (107)     (39)
        Interest expense                      (13,215)    (673)
      Adjustment to long term
        amortize debt                          (3,392)    (663)
                                              -------   ------
                                               24,506    4,610
      REIT management fee                          16%      16%
                                              -------   ------
      Pro Forma REIT management fee
        expense adjustment                    $ 3,921   $  738
                                              =======   ======


 (j) Reflects historical revenues and certain expenses, including mortgage interest, if applicable, of properties acquired by PTR during 1994 for the period from January 1, 1994 to the earlier of the respective dates of acquisition or March 31, 1994, as previously reported by PTR on Form 8-K dated April 29, 1994, as adjusted for historical revenues and certain expenses for the period from April 1, 1994 to the earlier of the respective dates of acquisition or September 30, 1994. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.

(k) The effect on net earnings per common share assuming conversion of the Series A Preferred Shares is anti-dilutive for both the historical and pro forma amounts.

                           PROPERTY TRUST OF AMERICA
             Estimated Twelve Month Pro Forma Statement of Taxable
                   Net Operating Income and Funds Available
                                (In thousands)
                                  (Unaudited)


      The following unaudited statement is a pro forma estimate for a twelve month period of taxable income and funds available from operations of PTR. This statement does not purport to forecast actual operating results for any period in the future.

      ESTIMATE OF TAXABLE OPERATING RESULTS:
      --------------------------------------

    HISTORICAL NET EARNINGS EXCLUSIVE OF
          DEPRECIATION AND PROVISIONS FOR
           POSSIBLE LOSS ON INVESTMENTS OF:

     PTR (Note 1)                                   $ 64,638

     Acquisitions (from October 1, 1993
       to the earlier of the respective dates
       of acquisition or September 30, 1994):
         1993 and 1994 acquisitions Previously
           Reported on Forms 8-K (Note 2)              7,246
         1994 acquisitions as described
           in Item 5 (Note 2)                          3,826

    PRO FORMA EFFECT OF 1994 ACQUISITIONS AND
     1993 ACQUISITIONS (NOTE 3):

       Line of credit interest expense                (1,045)
       Long term debt interest expense                (3,567)
       Interest income                                  (261)
       REIT management fee                              (823)
       Property management fee                            64
       Real estate property taxes                        (52)

    ESTIMATED TAX DEPRECIATION OF:

         PTR - historical                            (21,132)
         Acquired properties(Note 4):
           1993 and 1994 acquisitions Previously
             Reported on Forms 8-K                    (1,995)
           1994 acquisitions as described in Item 5   (1,431)
                                                    --------
            Estimated pro forma tax depreciation    $(24,558)
                                                    --------
    Pro forma taxable income
     before REIT dividend deduction                 $ 45,468
    Estimated REIT dividend deduction                 45,468
                                                    --------

           Pro forma taxable income                 $   -
                                                    ========

                                               (continued)


                           PROPERTY TRUST OF AMERICA
             Estimated Twelve Month Pro Forma Statement of Taxable
                   Net Operating Income and Funds Available
                                (In thousands)
                                  (Unaudited)



    Estimate of funds available from operations:

      Pro forma taxable income before
        REIT dividend deduction                                $45,468
      Add estimated depreciation                                24,558
                                                               -------

      Pro forma funds available
        from operations                                         70,026
      Less Series A Preferred pro forma dividend
         requirement                                            14,706
                                                               -------

      Pro forma funds available
        from operations attributable to
        common shareholders                                    $55,320
                                                               =======

Note 1: The historical net earnings exclusive of depreciation and provisions for possible losses is for the twelve months ended September 30, 1994 as reflected in PTR's historical financial statements.

Note 2: Reflects historical revenues and certain expenses, including mortgage interest, if applicable, of properties acquired during the period from October 1, 1993 to the earlier of the respective dates of acquisition or September 30, 1994. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the properties such as certain interest expense, interest income, income taxes and depreciation.

Note 3: Property management fees, the REIT management fee, mortgage interest expense and real estate property tax amounts represent certain adjustments which are factually supportable for each of the acquired properties. The adjustments to long term debt and line of credit interest expense are a result of adjusted pro forma line of credit and long term debt borrowings and common and preferred share issuances as more fully described in the notes to the Pro Forma Financial Statements.

Note 4: Tax depreciation for the acquired properties is based on PTR's purchase price which was allocated to the buildings and other depreciable assets and depreciated on the straight-line method assuming asset lives ranging from ten to forty years.